                     METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                    FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED FEBRUARY 28, 2009 TO
               PROSPECTUSES DATED APRIL 28, 2008 (AS SUPPLEMENTED)

This supplements the prospectuses dated April 28, 2008 (as supplemented) for the Marquis Portfolios/SM/, Vintage XC/SM/ and Vintage L/SM/ variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 842-9325 to request a free copy. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given in the prospectus.

Your variable annuity contract offers the Legg Mason Partners Variable Money Market Portfolio (the "Money Market Portfolio") as an investment portfolio. The information in the table below replaces the disclosure regarding the Money Market Portfolio in your prospectus, contained in the section of the prospectus titled "Investment Portfolio Expenses." The figures in the table are for the fiscal year ended October 31, 2008 and are expressed as a percentage of the average daily net assets of the investment portfolio. There is no guarantee that actual expenses will be the same as those shown in the table. For more complete information on these fees and expenses, please refer to the prospectus for the Money Market Portfolio.

INVESTMENT PORTFOLIO EXPENSES

(as a percentage of the average daily net assets of an investment portfolio)

                                                              ACQUIRED     TOTAL     CONTRACTUAL   NET TOTAL
                                       12B-1/                   FUND       ANNUAL      EXPENSE       ANNUAL
                         MANAGEMENT   SERVICE     OTHER       FEES AND   PORTFOLIO    SUBSIDY OR   PORTFOLIO
                            FEES        FEES    EXPENSES/1/   EXPENSES    EXPENSES     DEFERRAL     EXPENSES
                         ----------   -------   -----------   --------   ---------   -----------   ---------
LEGG MASON PARTNERS
   VARIABLE INCOME
   TRUST
Legg Mason Partners
   Variable Money
   Market Portfolio         0.45%       0.00%       0.09%       0.00%       0.54%        0.00%        0.54%

----------
/1/ Other Expenses have been revised to reflect the estimated effect of additional prospectus and shareholder report printing and mailing expenses expected to be incurred by the fund going forward. Other expenses include Treasury Guarantee Program expenses of 0.025% which were incurred for the period September 19, 2008 through April 30, 2009. It is not currently known whether or not the Program will be extended or if the fund will continue to participate in the Program beyond that date.

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

5 Park Plaza, Suite 1900                                          (800) 842-9325
Irvine, CA 92614

Marquis Portfolios, Vintage XC, and Vintage L are service marks of Citigroup Inc. or its Affiliates and are used by MetLife, Inc. and its Affiliates under license.

                                                                   SUPP-MVMM0209